EAGLE BANCORP, INC.

Boenning & Scattergood
Bank Forum

August 12, 2014

Ticker: EGBN
www.eaglebankcorp.com

Forward Looking Statements

This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as "may," "will," "anticipates," "believes," "expects," "plans," "estimates," "potential," "continue," "should," and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company's market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company's past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to www.eaglebankcorp.com and go to the Investor Relations tab.

For further information on the Company please contact:

Michael T. Flynn
Executive Vice President
240-497-2040
mflynn@eaglebankcorp.com

Company Overview

- Eagle Bancorp, Inc. is a growth oriented community bank headquartered in Bethesda, Maryland
- Focused on the Washington, DC metropolitan area, with 18 branches
- Commercially oriented business model with **deep relationships of loans, core deposits and related products**
- #1 in deposit market share among community banks based in the Washington, DC metropolitan area
- Largest market capitalization of any community bank based in the Washington, DC metropolitan area
- Largest bank by asset size headquartered and operating in the state of Maryland (pro forma for Virginia Heritage Bank acquisition)

Note: Financial data at June 30, 2014. Deposit market share data as of June 30, 2013, adjusted for mergers and acquisition activity.

Investment Highlights

- Focused on Profitability and Balanced Financial Performance
- Superior Net Interest Margin – 4.48% for Q2 2014
- Strong Asset Quality – NPA's 0.80% at 6/30/14
- Leading Local Community Bank
- Driven by Long-Term, Deep Customer Relationships
- Demonstrated Organic Growth
- Strategic Geographic Market Positioning
- Dedicated Board Focused on Vision and Strong Corporate Governance
- Proven Ability to Evaluate and Execute Acquisitions

Experienced Senior Management Team

Name	Title/Function	Years in Banking	Years with EGBN
Ronald D. Paul	Chairman, President & CEO	27	16
Robert P. Pincus	Vice Chairman	41	5
Susan G. Riel	Sr. EVP & COO - EagleBank	38	16
James H. Langmead	EVP & Chief Financial Officer - Eagle Bancorp & EagleBank	43	9
Michael T. Flynn	EVP & COO - Eagle Bancorp	43	10
Thomas D. Murphy	President - Community Banking - EagleBank	41	16
Janice L. Williams	EVP & Chief Credit Officer	20	11
Antonio F. Marquez	EVP & Chief Real Estate Lending Officer	29	2
Virginia N. Heine	EVP & Chief C&I Lending Officer	30	2
Laurence E. Bensignor	EVP & General Counsel	4	4

Planned Acquisition of VGBK - Transaction Summary

Deal Structure	▪ Virginia Heritage Bank will be acquired and merged into EagleBank

Consideration	▪ Transaction value of $182.9 million or $29.00 per share
	▪ Fixed price within range of EGBN price of $29.00 to $35.50
	    ▪ Above range exchange ratio and shares issued is fixed
	    ▪ Below range cash is fixed and number of shares declines
	▪ Approximately 75% stock consideration; 25% cash

Due Diligence	▪ Comprehensive due diligence process completed; including a third party loan review and issuance of a fairness opinion
Contingencies	▪ Approval by Virginia Heritage Bank shareholders ▪ Customary regulatory approval
Board Additions	▪ David P. Summers will join the board of Eagle Bancorp, Inc. and EagleBank
Timing	▪ Transaction anticipated to close in Q4 2014

Planned Acquisition of VGBK - Transaction Perspective

Rationale for VGBK Transaction

- VGBK is a high performing bank with strong credit quality
- Solidifies Eagle as the largest community bank in the Washington D.C. metro area, with opportunity for continued growth in strong Northern Virginia market
- Seasoned management with expanded local knowledge
- Similar operating styles and culture will lead to smooth integration

Increased Market Presence

- Expands franchise by ~$730m in loans and deposits in high growth Northern Virginia market
- Pro forma assets of $5.2bn after closing and pro forma deposits of $4.3bn
- Combined loan and deposit mix results in 34% of combined loans and 22% of combined deposits in Northern Virginia market

Financially Attractive

- ~4.8% EPS accretion in 2015[1]
- ~5.5% dilutive to tangible book value per share at closing, with earn-back period within four years
- Internal rate of return in excess of 20%
- Pro forma leverage ratio of 10% and total risk-based ratio of 11%[2]
- Substantial opportunity to reduce costs consistent with strategic focus; identified at ~35% (fully phased in by 2016)

1) Includes impact of $45 million subordinated debt issuance
2) Total risk-based ratio excludes the impact of subordinated debt issuance
Loan composition source: Company data, as of March 31, 2014
Deposit composition source: FDIC, as of June 30, 2013

Summary Statistics – June 30, 2014

	EGBN	VGBK
Total Assets:	**$3.9 billion**	**$956 million**
Total Loans:	**$3.3 billion**	**$755 million**
Total Deposits:	**$3.4 billion**	**$776 million**
Tangible Common Equity:	**$366.8 million (1)**	**$88.0 million**
Tangible Book Value per Common Share:	**$14.12 (1)**	**$14.62**
SBLF Preferred: (1% Dividend Rate, until December, 2015)	**$56.6 million**	**$15.3 million**
Market Capitalization (at close July 31, 2014):	**$865.6 million**	**$165.7 million**
Insider Ownership:	**12.5%**	**26.1%**
Institutional Ownership:	**57%**	**4%**
Member of Russell 2000	**Yes**	**No**

Note: Data at June 30, 2014 unless otherwise noted. (1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

EGBN - Financial Indicators – Regional Peer Analysis

	EGBN			Regional Peers (1)
Key Ratios (at or for the quarter ended June 30)	**2Q2012**	**2Q2013**	**2Q2014**	**2Q2014**
Net Interest Margin	4.39%	4.27%	**4.48%**	**3.46%**
Efficiency Ratio	52.28%	49.33%	**48.30%**	**68.00%**
Non-Interest Income/Total Revenue	12.53%	16.85%	**8.32%**	**25.12%**
NPAs + 90 Days Past Due/Total Assets	1.26%	1.05%	**0.80%**	**2.13%**
Allowance Loan Losses/Gross Loans	1.47%	1.47%	**1.33%**	**1.55%**
Coverage Ratio (Allowance to NPLs)	103.66%	168.63%	**193.50%**	**64.32%**
Net Charge-Offs to Average Loans (Annualized)	0.40%	0.24%	**0.20%**	**0.44%**
Tangible Common Equity/Tangible Assets	7.76%	9.07%	**9.38%**	**8.67%**
Return on Average Assets	1.08%	1.41%	**1.35%**	**0.82%**
Return on Average Equity	13.52%	14.75%	**14.09%**	**8.91%**
Earnings Per Share	$0.33	$0.44	$0.48	N/A

Note: (1) Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported at all reporting periods shown above.
Source: SNL Financial

Financial Indicators – Local Peer Analysis

	EGBN	Peers
Loan Growth (June 30, 2013 - June 30, 2014)		
Commercial & Industrial	14.1%	18.5%
Commercial Real Estate	24.1%	11.3%
Construction & Development	25.0%	28.8%
Total Loans	21.9%	14.9%
Deposit Growth (June 30, 2013 - June 30, 2014)		
Demand Deposits	23.1%	12.2%
Money Market Accounts	23.6%	7.1%
Certificates of Deposit	(16.8%)	0.1%
Total Deposits	16.6%	6.2%

Note: Bancorp level data for EGBN, bank level data for local peers in the Washington D.C. metro area: Access National Bank, Middleburg Bank, Cardinal Bank, Community Bank of Tri-County, Frederick County Bank, Sandy Spring Bank, Burke & Herbert and Bank of Georgetown.
Source: SNL Financial

EagleBank / Virginia Heritage Bank Locations



I-270
I-95
Loudoun County
Montgomery County
Reston
Bethesda
I-495
Prince George's County
Tyson's Corner
Washington, DC
Fairfax County
US 50
I-66
Arlington
Merrifield
I-495
I-495
Alexandria
I-95
N

	EGBN	VGBK
Maryland	7	0
Virginia	5	6
Washington, DC	6	0
Total	18	6

Enhanced Deposit Market Share in Region

Washington, DC Metropolitan Area							
Rank	Local Rank	Company Name	2013 Branches	6/30/2012 Balance	6/30/2013 Balance	Annual Growth	2013 Market Share
1		Wells Fargo & Co	160	$ 21,962,311	$ 23,769,182	8.2%	15.29%
2		Capital One	194	28,788,910	22,128,708	(23.1%)	14.23%
3		Bank of America	170	20,233,958	21,404,120	5.8%	13.77%
4		SunTrust	163	16,494,465	16,657,678	1.0%	10.71%
5		BB&T Corp	184	13,227,378	13,255,025	0.2%	8.53%
6		PNC Bank	190	10,167,234	10,708,198	5.3%	6.89%
7		Citibank	42	5,523,739	6,617,764	19.8%	4.26%
8		United Bank	59	4,456,314	4,323,381	(3.0%)	2.72%
9		M&T Bank Corp	79	3,853,371	4,062,737	5.4%	2.61%
Pro Forma	**1**	**Eagle Bancorp/Virginia Heritage**	**23**	**3,132,932**	**3,633,920**	**16.0%**	**2.34%**
10		HSBC Bank	12	3,293,985	3,270,777	(0.7%)	2.10%
11	**1**	**Eagle Bancorp, Inc.**	**18**	**2,516,621**	**2,904,390**	**15.4%**	**1.87%**
12		TD Bank, NA	42	2,295,141	2,322,664	1.2%	1.49%
13	2	Sandy Spring Bank	35	2,172,149	2,277,639	4.9%	1.47%
14	3	Burke & Herbert Bank & Trust	25	2,077,403	2,204,402	6.1%	1.42%
15	4	Cardinal Financial Corp	27	2,043,401	2,130,662	4.3%	1.37%
16	5	Washington First Bank	15	448,686	970,001	116.2%	0.62%
17	6	Middleburg Financial Corp	9	947,574	922,039	(2.7%)	0.59%
18	7	Old Line Bank	15	589,290	794,410	34.8%	0.51%
19	8	Bank of Georgetown	11	596,797	772,085	29.4%	0.49%
20	**9**	**Virginia Heritage Bank**	**5**	**616,311**	**729,530**	**18.4%**	**0.47%**
		Market Total	**1,750**	**$ 155,736,718**	**$ 155,467,143**	**(0.2%)**	**100.00%**

79% (ranks 1–9, combined market share)

Washington, D.C. Metro Area: MD- Montgomery and Prince George's; DC - Washington DC; VA - Arlington, Alexandria, Fairfax, Fairfax (City), Falls Church, Loudon, Prince William, Manassas, Manassas Park
Data excludes: E*Trade whose deposits are substantially from outside of the defined market area
Source: FDIC, as of June 30, 2013 and adjusted for merger and acquisition activity

Washington Metropolitan Area Primary Sub-Markets

County / City	Population (Actual)	Total Employment	Number of Businesses
Washington, DC	621,686	632,890	35,996
Montgomery, Maryland	993,116	480,770	39,024
Anne Arundel, Maryland	548,625	259,394	20,430
Prince George's, Maryland	871,533	379,628	28,057
Howard, Maryland	297,571	156,997	11,530
Frederick, Maryland	238,502	114,734	9,478
Charles, Maryland	152,144	55,053	5,078
Saint Mary's, Maryland	109,138	37,765	3,413
Calvert, Maryland	90,989	29,681	3,016
Fairfax, Virginia	1,104,820	569,094	37,597
Arlington, Virginia	215,622	123,657	7,934
Alexandria (City), Virginia	144,229	91,153	7,037
Loudoun, Virginia	339,324	129,797	10,988
Prince William, Virginia	422,849	128,240	11,679
Fauquier, Virginia	66,655	22,301	2,606
Stafford, Virginia	132,927	38,580	3,283
Spotsylvania, Virginia	124,666	37,821	3,629

Source: SNL Financial, Greater Washington Initiative

Consistent Balance Sheet Growth



Total Assets
Millions of Dollars
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
EGBN CAGR 19.7%
Peer CAGR: 3.2%[1]
09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 (2) 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported total assets at all reporting periods shown above. (2) Q3 2011 excludes the "settlement deposit."

Source: SNL Financial

Contribution from Non-Interest Income



Net Interest Income
Gain on Sale of Loans
Other Non-Interest Income
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Millions of Dollars
09Q2 09Q3 09Q4 10Q1 10Q2 10Q3 10Q4 11Q1 11Q2 11Q3 11Q4 12Q1 12Q2 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2

Consistent Net Income Growth



Net Income Available to Common
TARP Dividend
SBLF Dividend
$12,944
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Thousands of Dollars
EGBN Net Income CAGR: 37.0%
Peer CAGR: 13.7%[1]
09Q2
09Q3
09Q4
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1
13Q2
13Q3
13Q4
14Q1
14Q2

(1) Regional peers includes publicly-traded commercial banks with assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net income or loss for all reporting periods shown above.

Source: SNL Financial

Geographic Detail of Loan Portfolio

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 247,578	$ 77,279	$ 7,788	$ 165,644	$ 89,003	$ 26,888	$ 38,756	$ 60,570	$ 5,932	$ 719,438	21.9%
Prince George's	68,984	34,664	222	164,301	21,267	3,336	2,030	2,837	90	297,731	9.1%
Other MD	47,554	17,984	4,384	234,136	42,249	32,620	8,810	6,851	300	394,888	12.0%
Washington, DC	$ 185,096	$122,755	$ 15,258	$ 457,500	$249,380	$ 34,413	$ 45,240	$ 22,242	$ 330	$1,132,214	34.5%
Virginia											
Alexandria	$ 15,326	$ 10,325	$ -	$ 12,310	$ 12,899	$ -	$ 1,116	$ 1,899	$ 35	$ 53,910	1.6%
Arlington	$ 27,007	$ 535	$ -	$ 11,117	$ 6,110	$ -	$ 1,052	$ 2,098	$ 25	$ 47,944	1.5%
Fairfax	$ 72,901	$ 22,982	$ 5,940	$ 95,957	$ 53,928	$ 7,728	$ 8,790	$ 6,355	$ 165	$ 274,746	8.4%
Loudoun	25,714	5,765	-	11,369	16,205	-	741	1,954	142	61,890	1.9%
Prince William	1,226	12,789	616	57,535	2,468	4,450	583	751	-	80,418	2.5%
Other VA	10,359	23,591	4,160	55,191	11,505	15,416	410	1,137	-	121,769	3.7%
Other USA	$ 24,866	$ 1,404	$ -	$ 37,419	$ 4,002	$ 8,397	$ 16,059	$ 2,237	$ 97	$ 94,481	2.9%
Total	$ 726,611	$330,073	$ 38,368	$1,302,479	$509,016	$133,248	$123,587	$108,931	$ 7,116	$3,279,429	100.0%
% of Total	22.2%	10.1%	1.2%	39.6%	15.5%	4.1%	3.8%	3.3%	0.2%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included, (HFS residential mortgages are pre-sold and price locked)

Note: At June 30, 2014

Geographic Detail of CRE – Construction

(Dollar Values in Thousands)

County	Office	Single & 1-4 Family	Mixed Use	Multifamily	Residential Condo	Retail	Hotel	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 44,758	$ 33,694	$ -	$ -	$ 3,054	$ -	$ 7,497	$ -	$ 89,003	17.5%
Prince George's	10,500	1,367	-	-	-	6,955	-	2,445	21,267	4.2%
Other MD	-	2,928	1,559	5,518	-	6,421	15,110	10,713	42,249	8.3%
Washington, DC	$ 701	$ 43,562	$ 86,727	$ 77,041	$ 26,323	$ 8,905	$ -	$ 6,121	$ 249,380	48.9%
Virginia										
Alexandria	$ -	$ 1,315	$ -	$ -	$ -	$ 11,584	$ -	$ -	$ 12,899	2.5%
Arlington	$ -	$ 1,537	$ -	$ -	$ 4,573	$ -	$ -	$ -	$ 6,110	1.2%
Fairfax	$ 36,791	$ 12,637	$ 4,500	$ -	$ -	$ -	$ -	$ -	$ 53,928	10.6%
Loudoun	10,636	3,184	2,385	-	-	-	-	-	16,205	3.2%
Prince William	2,468	-	-	-	-	-	-	-	2,468	0.5%
Other VA	-	3,132	-	-	3,164	-	-	5,209	11,505	2.3%
Other USA	$ -	$ 2,059	$ 486	$ -	$ -	$ -	$ -	$ 1,457	$ 4,002	0.8%
Total	$ 105,854	$105,415	$ 95,657	$ 82,559	$ 37,114	$ 33,865	$ 22,607	$ 25,945	$ 509,016	100.0%
% of Total	20.8%	20.7%	18.8%	16.2%	7.3%	6.7%	4.4%	5.1%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

Note: At June 30, 2014

Geographic Detail of CRE- Income Producing

(Dollar Values in Thousands)

County	Retail	Office & Office Condo	Multifamily	Mixed Use	Single & 1-4 Family	Hotel	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 40,885	$ 36,252	$ 9,603	$ 37,677	$ 18,053	$ -	$ 2,501	$ 20,673	$ 165,644	12.7%
Prince George's	40,404	22,080	18,285	9,979	7,977	17,196	26,653	21,727	164,301	12.6%
Other MD	61,004	45,529	25,161	17,249	14,082	39,381	6,789	24,941	234,136	18.0%
Washington, DC	$ 47,246	$ 28,647	$135,825	$ 25,795	$ 53,585	$ 36,601	$ 2,134	$127,667	$ 457,500	35.1%
Virginia										
Alexandria	$ 3,615	$ 5,024	$ -	$ 1,875	$ 1,796	$ -	$ -	$ -	$ 12,310	0.9%
Arlington	$ 656	$ -	$ 648	$ 6,500	$ 996	$ -	$ -	$ 2,317	$ 11,117	0.9%
Fairfax	$ 13,132	$ 45,068	$ -	$ 821	$ 7,640	$ -	$ -	$ 29,296	$ 95,957	7.4%
Loudoun	3,360	4,653	-	-	255	-	-	3,101	11,369	0.9%
Prince William	12,360	10,167	-	9,139	144	-	3,132	22,593	57,535	4.4%
Other VA	6,847	7,265	13,458	5,216	385	-	-	22,020	55,191	4.2%
Other USA	$ 1,172	$ 7,932	$ 5,944	$ -	$ 7,396	$ 5,822	$ 2,291	$ 6,862	$ 37,419	2.9%
Total	$ 230,681	$212,617	$208,924	$114,251	$112,309	$ 99,000	$ 43,500	$281,197	$1,302,479	100.0%
% of Total	17.7%	16.3%	16.0%	8.8%	8.6%	7.6%	3.3%	21.7%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County

Note: At June 30, 2014

EGBN – CRE Risk Management

- Executive Level & Board Oversight
- Disciplined Underwriting & Approval Process
- Robust Portfolio Management
- Stress Testing of Portfolio
- Quarterly Independent Credit Review
- Dedicated Special Assets Team

EGBN - Credit Quality Trends

(Dollars Values in Thousands)	09/30/12	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14
30-89 Days Past Due	$ 41,807	$ 19,927	$ 27,990	$ 18,253	$ 8,794	$ 17,143	$ 10,465	$ 19,222
Nonperforming Assets:								
90 or More Days Past Due	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Nonaccrual	32,423	30,684	28,166	23,507	27,546	24,702	36,326	22,507
Total Nonperforming Loans (NPLs)	$ 32,423	$ 30,684	$ 28,166	$ 23,507	$ 27,546	$ 24,702	$ 36,326	$ 22,507
Other Real Estate Owned (OREO)	4,923	5,299	9,199	12,213	11,285	9,225	8,809	8,843
Total Nonperforming Assets	$ 37,346	$ 35,983	$ 37,365	$ 35,720	$ 38,831	$ 33,927	$ 45,135	$ 31,350
Performing Restructured Loans (TDRs)	8,783	15,313	14,814	14,795	9,978	7,944	7,937	7,906
NPAs/Assets	1.25%	1.06%	1.12%	1.05%	1.11%	0.90%	1.19%	0.80%
NPAs+TDRs/Assets	1.55%	1.50%	1.57%	1.48%	1.39%	1.11%	1.40%	1.00%
Reserves	$ 35,582	$ 37,492	$ 38,811	$ 39,640	$ 39,687	$ 40,921	$ 42,018	$ 43,552
Reserves/Loans	1.48%	1.50%	1.52%	1.47%	1.42%	1.39%	1.37%	1.33%
Reserves/NPLs (Coverage Ratio)	109.74%	122.19%	137.80%	168.63%	144.08%	165.66%	115.67%	193.50%
Charge-Offs (Quarterly)								
NCOs/Average Loans	0.36%	0.37%	0.33%	0.24%	0.20%	0.18%	0.11%	0.20%

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

EGBN- Consistent Asset Quality

Total Loans ($000s)



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2010Q2
2011Q2
2012Q2
2013Q2
2014Q2
Total Loans
NPAs/Assets
Charge Offs

(Dollar Values in Thousands)

Year	Loan Growth	NPAs/ Assets	Average Charge-Offs
2009	$133,671	1.50%	0.42%
2010	$276,189	1.53%	0.35%
2011	$380,756	1.27%	0.32%
2012	$436,839	1.06%	0.37%
2013	$452,063	0.90%	0.23%
6/30/14 YTD	$334,271	0.80%	0.16%

Net Charge-Off History for the periods ended June 30, 2014

Loan Type	EGBN 2 Year Avg.	EGBN 3 Year Avg.	Peers 3 Year Avg.
Income Producing CRE	0.01%	0.05%	0.37%
Owner Occupied CRE	0.06%	0.04%	0.13%
Construction and Land	0.39%	0.36%	1.52%
Commericial & Industrial	0.55%	0.64%	0.57%

Source: Peer data from Bank Holding Company Performance Report as-of March 31, 2014

Balanced Loan and Deposit Growth



$3,500,000,000
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$0
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
(1)
(2)
Total Loans
Total Deposits

(1) Q3 2011 Deposits exclude the "settlement deposit". (2) Q1 2013 "TAG" related deposit loss was $130 million.

Deposit Composition

(Dollar Values in Thousands)	As of June 30, 2013		As of December 31, 2013		As of June 30, 2014		Annual Growth Rate
Deposit Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%
Noninterest Bearing (1)	$ 767,808	26.6%	$ 849,408	26.3%	$ 945,485	28.1%	23.1%
Interest Bearing Transaction	107,013	3.7%	118,580	3.7%	128,415	3.8%	20.0%
Core Savings & Money Market (2)	1,302,325	45.2%	1,583,751	49.2%	1,672,808	49.7%	28.4%
Core CD's (2)	260,983	9.0%	255,580	7.9%	244,875	7.3%	(6.2%)
Wholesale Money Market	229,479	7.9%	227,339	7.0%	220,359	6.5%	(4.0%)
Wholesale CD's	220,628	7.6%	190,756	5.9%	155,985	4.6%	(29.3%)
Total Deposits	$ 2,888,236	100%	$ 3,225,414	100%	$ 3,367,927	100%	16.6%

- Commercial focus drives growth of Noninterest Bearing Demand accounts
- Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits

(1) Q1 2013 "TAG" related deposit loss was $130 million. (2) Core deposits include CDAR's and ICS reciprocal deposits.

Superior Relationships/Net Interest Margin



EGBN
Peers
5.25%
4.75%
4.25%
3.75%
3.25%
Net Interest Margin (%)
4.48%
3.46%
2Q2009
3Q2009
4Q2009
1Q2010
2Q2010
3Q2010
4Q2010
1Q2011
2Q2011
3Q2011
4Q2011
1Q2012
2Q2012
3Q2012
4Q2012
1Q2013
2Q2013
3Q2013
4Q2013
1Q2014
2Q2014

Note: Regional peers includes publicly-traded commercial banks with Assets between $1 and $5 billion and headquartered in Washington, DC, Virginia, West Virginia, Maryland, Pennsylvania and Delaware who reported net interest margin for all periods shown above.

Source: SNL Financial

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	June 30, 2014 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	43,772	715	99	44,388	11.6%
Mortgage Backed Securites - GSEs	222,289	1,715	3,101	220,903	59.2%
Municipal Bonds	109,471	4,347	506	113,312	29.1%
Other Equity Investments	396	-	9	387	0.1%
Total Securities	$ 375,928	$ 6,777	$ 3,715	$ 378,990	100.0%

Security Type	December 31, 2013 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	46,640	843	148	47,335	12.2%
Mortgage Backed Securites - GSEs	234,206	1,143	6,675	228,674	61.0%
Municipal Bonds	102,423	2,017	2,700	101,740	26.7%
Other Equity Investments	396	-	12	384	0.1%
Total Securities	$ 383,665	$ 4,003	$ 9,535	$ 378,133	100.0%

Security Type	June 30, 2013 Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
US Government Agency Securities	38,818	832	152	39,498	11.5%
Mortgage Backed Securites - GSEs	211,079	1,491	4,131	208,439	62.6%
Municipal Bonds	86,982	2,599	2,112	87,469	25.8%
Other Equity Investments	412	-	39	373	0.1%
Total Securities	$ 337,291	$ 4,922	$ 6,434	$ 335,779	100.0%

- Portfolio has $3.1 million of net unrealized gains at June 30, 2014
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 4.1 years
- Excludes Federal Reserve and Federal Home Loan Bank stock
- No use of derivatives for hedging

Capital Strength

(Dollars Values in Thousands)

	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	June 30, 2014
Total Assets	$ 3,324,865	$ 3,410,568	$ 3,504,928	$ 3,771,503	$ 3,803,952	$ 3,914,444
Total Stockholders Equity	$ 361,852	$ 369,390	$ 382,100	$ 393,863	$ 410,382	$ 426,821
Total Common Stockholders Equity	$ 305,252	$ 312,790	$ 325,500	$ 337,263	$ 353,782	$ 370,221
Tier 1 Leverage Ratio	10.39%	10.81%	10.89%	10.93%	10.83%	10.89%
Tier 1 Risk Based Capital Ratio	11.08%	11.12%	11.61%	11.53%	11.57%	11.29%
Total Risk Based Capital Ratio	12.50%	12.53%	13.12%	13.01%	13.04%	12.71%
Common Equity Tier 1 (CET1) Ratio	9.29%	9.37%	9.87%	9.86%	9.95%	9.76%
Tangible Common Equity Ratio (2)	9.08%	9.07%	9.19%	8.86%	9.22%	9.38%

(2) This constitutes a non-GAAP financial measure. Please refer to the GAAP reconciliation in the appendices on pages 56-57 for a discussion on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

- $55 million of Common Equity raised in September, 2009, $15 million of TARP funds repaid in December, 2009 from proceeds.
- $56.6 million of SBLF Preferred Stock placed in July, 2011, $23.2 million of TARP funds repaid at that time. Net addition to Tier 1 capital was $33.3 million. Dividend Rate is 1.0%
- $35 million of Common Equity raised through an At the Market Offering during May through October, 2012
- $10 million of Common Equity raised through an underwritten offering in October, 2012
- $70 million of 10 Year No-call Subordinated notes sold in August, 2014

Nationally Recognized Financial Performance

SANDLER O'NEILL + PARTNERS

- *"Top Investment Idea" Recommendation 2012*
- *"Sm-All Stars" Designation 2011 & 2013*

KEEFE, BRUYETTE & WOODS — Specialists in Financial Services

- *Designated as a "Grower" Bank 2012*
- *Honor Roll of Community Banks 2010-2013*

SNL

- *Ranked among Top 50 Best Performing Community Banks in the U.S. 2011, 2012 & 2013*

AMERICAN BANKER

- *Ronald D. Paul named Community Banker of the Year 2012*

RAYMOND JAMES

- *Community Bankers Cup Award 2012 & 2013*

WASHINGTON BUSINESS JOURNAL

- *50 Fastest Growing Companies 2010-2013*

Highly Regarded by Bank Rating Firms

FIRM	RATING
IDC Analyze the Future	275/300
VERIBANC Information with Integrity	Green - ***
▪ BAUERFINANCIAL, INC	★★★★★

Market Information –Washington, DC MSA

- Population 6.2 Million
  - 5th largest market in the U.S.
- Employment 3.1 Million
  - 26,800 new jobs created in last year
  - Average annual job creation is 29,600 over last decade
  - Highest in net new job growth in the U.S. over last decade
  - Unemployment rate of 5.0% vs. US average of 6.3% (May 2014)
- Gross Regional Product (GRP) $449 Billion
  - 5th largest regional economy in the U.S.
  - 23.0% growth in GRP over the last 8 years
  - Federal Government Spending is 30.0% of GRP
  - Highest median household income of any major U.S. market

Source: Greater Washington Board of Trade 2013 Regional Report, Center for Regional Analysis, George Mason University

Unemployment Rate- Largest US Markets
May, 2014



%
10
9
8
7
6
5
4
3
2
1
0
5.0%
US
6.3%
Minneapolis
Boston
Washington
Dallas
Houston
SF-Oakland
Seattle
Phoenix
Philadelphia
Miami
New York
Chicago
Los Angeles
Atlanta
Detroit

Source: BLS, Not Seasonally Adjusted

Average Sales Price Percent Change Washington MSA All Housing Types



Annual Change
Annual Change by Month
2000 –2009
2010
2011
2012
2013
2014
%
30
20
10
0
-10
-20
-30
6
10
14
13
21
22
2
2
-16
-10
6
6
4
6
5
4
7
5
4
8
9
2
2
1
3
1
3
4
-1
1
2
-7
-4
-5
3
3
6
6
9
3
4
3
6
8
10
14
6
11
10
8
8
9
8
7
8
9
4
5
7
9
2
5
2
2
2000
2002
2004
2006
2008
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May
July
Sep
Nov
Jan
Mar
May

Source: MRIS, GMU Center for Regional Analysis

Greater Washington Economy

Total Federal Spending = 30% of GRP


Other Federal
13.7%
International
4.9%
Hospitality
3.6%
Associations
2.2%
Federal Procurement
16.3%
Non-Local Business
10.6%
Other
8.9%
Local Business
39.9%

GRP Contribution by Sub-market


District of Columbia
24.0%
Suburban Maryland
28.0%
Northern Virginia
48.0%

Gross Regional Product $449 Billion

Note: Other includes Health Care/Education and Media
Source: The Wall Street Journal, George Mason University - Center for Regional Analysis

Key Success Factors

- Building and maintaining core relationships
  - Cross sales
  - Focus on key customers
- Maintenance of strong credit culture
  - Conservative underwriting criteria and loan policies
  - Disciplined Committee Approval and Review Process
  - Periodic Loan and Portfolio Stress Testing
  - Proactive Identification and Resolution of Problem Credits
- Built and preserved a strong capital position and balance sheet
  - Seven capital raising events since August, 2008
  - 22 consecutive quarters of increasing profitability have consistently bolstered the capital position

Key Success Factors (continued)

- Disciplined ALCO process
- Maintained focus on areas of strength
  - Concentration on core geographic markets and products
- Built the proper infrastructure to support the increased volume of business and regulation
- Significant Management and Board level reporting
- Human Resources
  - Recruiting of strong, seasoned bankers with local market knowledge and experience
  - Well Designed, Incentive Based Compensation Plans
  - Stability of staff, low average turnover rate

EagleBank Growth Strategy

- Close and Integrate Virginia Heritage Bank Acquisition
  - Targeting close in 4Q2014
- Profitability
  - Pricing discipline to sustain Net Interest Margin
  - Diligent expense control to maintain Efficiency Ratio
- Maintain Credit Quality
- Emphasis on Organic Growth
  - Only 2.34% deposit market share in DC Metro Area after VGBK acquisition
  - Significant opportunities to expand lending
  - Attract new relationships and develop cross sell opportunities
- Improve Growth of Noninterest Income Components of Revenue
  - SBA guaranteed loans, Purchase-money mortgage origination, Treasury management services, Insurance

EGBN Stock Price Performance


Price Change (%)
EGBN
S&P 500
NASDAQ Bank
50.00
40.00
30.00
20.00
10.00
0.00
-10.00
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14

Stock Price Performance

	1 Year	3 Year	5 Year
EGBN	**26.8%**	**171.7%**	**311.2%**
NASDAQ Bank Stock Index	5.4%	46.3%	49.6%
S & P 500 Index	14.5%	49.4%	95.5%

Source: SNL Financial, Bloomberg, Chart and calculations as of close, July 31, 2014

EGBN Relative Valuation



Trailing P/E Ratio
35
30
25
20
15
10
5
0
20.1
15.0
17.0
13.6
29.5
18.7
17.1
EGBN
SNL Nat'l Avg
KBW Regional Bank Avg
SNL Mid-Atl Avg
NASDAQ
Russell 3000
S&P 500

Source: SNL & KBW. Chart and calculations as of close March 31, 2014.

Appendices

Loan Portfolio Trends

(Dollar Values in Thousands)	As of June 30, 2013		As of December 31, 2013		As of June 30, 2014		Annual Growth Rate	Last 6 months (Annualized)
Loan Type	Balance	% of Total	Balance	% of Total	Balance	% of Total	%	%
Commercial and Industrial	$ 636,623	23.7%	$ 694,350	23.6%	$ 726,611	22.2%	14.1%	9.3%
Owner Occupied	311,335	11.6%	317,491	10.8%	330,073	10.1%	6.0%	7.9%
Owner Occupied-Const.	28,807	1.1%	34,659	1.2%	38,368	1.2%	33.2%	21.4%
Income Producing	1,003,723	37.3%	1,119,800	38.0%	1,302,479	39.6%	29.8%	32.6%
Construction	376,948	14.0%	413,268	14.0%	509,016	15.5%	35.0%	46.3%
Land	138,563	5.1%	160,899	5.5%	133,248	4.1%	(3.8%)	(34.4%)
Residential Mortgage	78,813	2.9%	90,418	3.1%	123,587	3.8%	56.8%	73.4%
Home Equity	108,565	4.0%	110,242	3.7%	108,931	3.3%	0.3%	(2.4%)
Other Consumer	7,981	0.3%	4,031	0.1%	7,116	0.2%	(10.8%)	153.1%
Total Loans	$ 2,691,358	100.0%	$ 2,945,158	100.0%	$ 3,279,429	100.0%	21.9%	22.7%

Loan Portfolio Composition

Loan Portfolio by Type



Residential Mortgage 3.8%
Home Equity 3.3%
Other Consumer 0.2%
Land 4.1%
C&I 22.2%
CRE Construction 15.5%
Owner Occupied Const. 1.2%
Owner Occupied CRE 10.1%
Income Producing CRE 39.7%

Loan Portfolio by Location



Prince William 2.5%
Other VA 3.7%
Other USA 2.9%
Loudoun 1.9%
Montgomery 21.9%
Fairfax 8.4%
Arlington 1.5%
Alexandria 1.6%
Prince George's 9.1%
Other MD 12.0%
Washington DC 34.5%

Total Gross Loans: $3.3 Billion

Note: At June 30, 2014

Diversified Commercial Real Estate Portfolio

Construction Loans by Type



Retail - 2/3 Tenant 0.4%
Leasehold DOT 0.3%
Apt to Condo Conversion 1.6%
Gas Station 1.9%
Hotel/Motel 4.4%
Industrial 1.0%
Mixed Use - Predom Com'l. 11.3%
Single & 1-4 Family 20.7%
Storage 0.4%
Special Use 1.7%
Retail - Single Tenant 0.3%
Retail - 4+ Tenant/Strip Ctr. 4.5%
Residential Condo 7.3%
Mixed Use - Predom Resid. 5.4%
Mixed Use - Predom Retail 2.1%
Multifamily 16.2%
Office 20.8%

Total : $509.0 Million

Income Producing CRE by Type



UCC-1 Blanket Lien 0.1%
Unsecured 0.2%
Single & 1-4 Family 6.9%
Multifamily 16.0%
Storage 0.6%
Special Use 7.2%
Amusement/Entertainment 0.7%
Apt to Condo Conversion 0.1%
Assign. Contracts 0.0%
Assign. Ground Lease 1.1%
Assign. Partnership Interests 0.7%
Assign. Rents & Leases 0.0%
Church 0.3%
Education 1.3%
Gas Station 0.6%
Healthcare 0.8%
Hotel/Motel 7.6%
Industrial 3.3%
Land 7.4%
Leasehold DOT 0.5%
Marketable Securities 0.6%
Office 15.7%
Retail Condo 2.3%
Retail - Single Tenant 2.2%
Retail - 4+ Tenant/Strip Ctr. 10.8%
Retail - 2/3 Tenant 1.6%
Restaurant 0.2%
Residential Condo 1.7%
Other Assignment 0.1%
Office Condo 0.6%
Mixed Use - Predom Retail 1.2%
Mixed Use - Predom Resid. 2.6%
Mixed Use - Predom Com'l. 4.9%

Total : $1.3 Billion

Note: At June 30, 2014

Loan Portfolio by Risk Rating

(Dollar Values in Thousands)

Loan Portfolio as of:

	6/30/2013		6/30/2014	
Risk Rating	**Balance**	**% of Loans**	**Balance**	**% of Loans**
1000 - Prime	$ 4,497	0.2%	$ 2,886	0.1%
2000 - Excellent	227,113	8.4%	250,696	7.6%
3000 - Good	1,023,376	38.0%	1,395,341	42.5%
4000 - Acceptable	937,473	34.7%	1,139,562	34.9%
5000 - Acceptable with Risk	343,498	12.8%	397,855	12.1%
6000 - Watch	47,202	1.8%	39,841	1.2%
7000 - Special Mention	58,201	2.2%	16,257	0.5%
8000 - Substandard	49,998	1.9%	36,991	1.1%
9000 - Doubtful	-	0.0%	-	0.0%
9999 - Loss	-	0.0%	-	0.0%
	$ 2,691,358	**100.0%**	**$ 3,279,429**	**100.0%**


8000 - Substandard
1.1%
9000 - Doubtful
0.0%
9999 - Loss
0.0%
7000 - Special Mention
0.5%
1000 - Prime
0.1%
6000 - Watch
1.2%
2000 - Excellent
7.6%
5000 - Acceptable with Risk
12.1%
3000 - Good
42.5%
4000 - Acceptable
34.9%

- Periodic review of loan portfolio and risk ratings by independent, third-party credit review firm

Geographic Detail of NPA's

(Dollar Values in Thousands)

County	C&I	Owner Occupied CRE	Owner Occupied Const.	Income Producing CRE	Construction	Land	Residential Mortgage	Home Equity	Other Consumer	TOTAL NPLs*	OREO	TOTAL NPAs
Maryland												
Montgomery	$ 127	$ -	$ -	$ -	$ 625	$ -	$ -	$ 248	$ -	$ 1,000	$ 85	$ 1,085
Prince George's	-	243	-	713	-	419	140	106	-	1,621	550	2,171
Other MD	727	-	-	-	-	83	-	-	-	810	181	991
Washington DC	4,813	-	-	1,050	3,353	-	-	-	-	9,216	1,394	10,610
Virginia												
Alexandria	44	2,118	-	-	-	-	-	-	-	2,162	-	2,162
Arlington	31	-	-	-	-	-	-	-	-	31	-	31
Fairfax	779	-	-	-	-	-	-	-	-	779	-	779
Loudoun	2,150	-	-	-	787	-	-	49	-	2,986	-	2,986
Prince William	-	-	-	-	-	-	297	-	-	297	-	297
Other VA	-	869	-	-	994	616	213	-	-	2,692	-	2,692
Other USA	-	-	-	913	-	-	-	-	-	913	6,633	7,546
Total	$ 8,671	$ 3,230	$ -	$ 2,676	$ 5,759	$ 1,118	$ 650	$ 403	$ -	$ 22,507	$ 8,843	$ 31,350

*NOTE: NPL balances include loans over 90 days past due and still accruing, if any

Note: At June 30, 2014

Virginia Heritage Bank Overview – Through June 30, 2014

- Growing community bank in Eagle's target market
  - Six branches in Northern Virginia
  - Attractive demographic trends
  - Growing market of small and medium sized businesses
- Exceptional asset quality
- Outstanding organic growth
  - All growth accomplished through de novo branches
  - $745 million of loans
  - 5-year loan CAGR of ~26%



Total Assets ($mm)
$1,200
$1,000
$800
$600
$400
$200
$-
$341
$453
$578
$782
$895
$956
2009
2010
2011
2012
2013
YTD 2Q14



Loans, Net ($mm)1
$800
$700
$600
$500
$400
$300
$200
$100
$-
$303
$363
$434
$579
$696
$745
2009
2010
2011
2012
2013
YTD 2Q14



Nonperforming Assets/Total Assets2
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.72%
0.36%
0.76%
0.67%
0.33%
0.42%
2009
2010
2011
2012
2013
YTD 2Q14



Total Deposits ($mm)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
$259
$381
$492
$660
$711
$776
2009
2010
2011
2012
2013
YTD 2Q14



Net Income ($mm)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
$1.5
$5.1
$5.1
$7.6
$9.0
$4.2
2009
2010
2011
2012
2013
YTD 2Q14

1) Excludes loans held for sale
2) Nonperforming assets includes troubled debt restructured loans
Source: SNL Financial and Company data

EGBN/VGBK - Combined Loan & Deposit Composition

LOANS

Virginia Heritage Bank


C&I
7%
Consumer
15%
Const &
Land
18%
Resi
10%
CRE
50%

Total Loans ($ millions)[1]: $ 756

Eagle Bancorp, Inc.


Consumer
3%
C&I
32%
Const &
Land
21%
Resi
4%
CRE
40%

Total Loans ($ millions)[1]: $ 3,279

Combined


Consumer
6%
C&I
27%
Const &
Land
20%
Resi
5%
CRE
42%

Total Loans ($ millions)[1]: $ 4,035

DEPOSITS

Virginia Heritage Bank


Time < $100K
21%
Demand
25%
Time > $100K
34%
MMDA &
Savings
17%
NOW & Other
Trans
3%

Total Deposits ($ millions) $ 776

Eagle Bancorp, Inc.


Time < $100K
6%
Time > $100K
6%
Demand
28%
NOW & Other
Trans
4%
MMDA &
Savings
56%

Total Deposits ($ millions) $ 3,368

Combined


Time > $100K
11%
Time <
$100K
9%
Demand
27%
MMDA &
Savings
49%
NOW & Other
Trans
4%

Total Deposits ($ millions) $ 4,144

1) Excludes loans held for sale
Data as of June 30, 2014

Moderate Interest Rate Risk Position

Interest Rate Risk Indicators ....and Trends	Jun. 2013	Sep. 2013	Dec. 2013	Mar. 2014	Jun. 2014
Repricing Duration of Assets and Liabilities (months)					
Investments	52	53	50	50	**49**
Loans	25	26	26	26	**26**
Deposits	35	35	33	32	**33**
Borrowings	16	17	16	17	**17**
Economic Value of Assets and Liabilities					
Book Value of Portfolio Loans	$ 2,691,358	$ 2,796,840	$ 2,945,158	$ 3,063,975	**$ 3,279,429**
Economic Value of Portfolio Loans	$ 2,729,370	$ 2,832,774	$ 2,979,180	$ 3,097,497	**$ 3,312,300**
Premium (Discount) in Loans	1.4%	1.3%	1.2%	1.1%	**1.0%**
Book Value of Deposits	$ 2,888,235	$ 2,984,059	$ 3,225,413	$ 3,273,689	**$ 3,367,927**
Economic Value of Deposits	$ 2,827,268	$ 2,922,892	$ 3,148,113	$ 3,192,784	**$ 3,285,461**
Premium (Discount) in Deposits	-2.1%	-2.0%	-2.4%	-2.5%	**-2.4%**
Book Value of Equity	$ 369,391	$ 382,099	$ 393,864	$ 410,383	**$ 426,821**
Economic Value of Equity	$ 467,275	$ 477,632	$ 504,253	$ 523,806	**$ 541,593**
Equity Premium Percentage	26%	25%	28%	28%	**27%**
Interest Rate Shock Analysis					
SHORT TERM EFFECTS (dollars in thousands)					
Net Interest Income - Flat balance Sheet	$ 135,375	$ 139,103	$ 146,422	$ 150,320	**$ 160,149**
Net Interest Income - + 100 basis point shock	$ 133,622	$ 136,995	$ 143,418	$ 146,451	**$ 155,518**
Percentage Change	-1.3%	-1.5%	-2.1%	-2.6%	**-2.9%**
Net Interest Income - + 200 basis point shock	$ 135,401	$ 138,965	$ 144,773	$ 147,301	**$ 156,090**
Percentage Change	0.0%	-0.1%	-1.1%	-2.0%	**-2.5%**
Net Interest Income - + 300 basis point shock	$ 138,856	$ 142,850	$ 148,470	$ 150,319	**$ 158,846**
Percentage Change	2.6%	2.7%	1.4%	0.0%	**-0.8%**
Net Interest Income - + 400 basis point shock	$ 142,456	$ 146,711	$ 152,069	$ 153,261	**$ 161,283**
Percentage Change	5.2%	5.5%	3.9%	2.0%	**0.7%**
Net Interest Income - - 100 basis point shock	$ 130,911	$ 134,569	$ 141,639	$ 146,060	**$ 155,965**
Percentage Change	-3.3%	-3.3%	-3.3%	-2.8%	**-2.6%**
Net Interest Income - - 200 basis point shock	$ 127,054	$ 131,253	$ 137,192	$ 142,002	**$ 152,313**
Percentage Change	-6.1%	-5.6%	-6.3%	-5.5%	**-4.9%**
Net Interest Income - - 300 basis point shock	N/A	N/A	N/A	N/A	**N/A**
Percentage Change	N/A	N/A	N/A	N/A	**N/A**
LONG TERM EFFECTS (dollars in thousands)					
Economic Value of Equity - Flat Balance Sheet	$ 467,275	$ 477,632	$ 504,253	$ 523,806	**$ 541,593**
Economic Value of Equity - +100 basis point shock	$ 446,776	$ 455,997	$ 480,436	$ 497,852	**$ 514,294**
Percentage Change	-4.4%	-4.5%	-4.7%	-5.0%	**-5.0%**
Economic Value of Equity - +200 basis point shock	$ 431,958	$ 441,241	$ 464,517	$ 480,353	**$ 496,566**
Percentage Change	-7.6%	-7.6%	-7.9%	-8.3%	**-8.3%**
Economic Value of Equity - +300 basis point shock	$ 420,236	$ 430,277	$ 452,537	$ 467,026	**$ 482,464**
Percentage Change	-10.1%	-9.9%	-10.3%	-10.8%	**-10.9%**
Economic Value of Equity - +400 basis point shock	$ 409,014	$ 418,905	$ 439,531	$ 452,791	**$ 466,814**
Percentage Change	-12.5%	-12.3%	-12.8%	-13.6%	**-13.8%**
Economic Value of Equity - -100 basis point shock	$ 449,050	$ 458,264	$ 481,882	$ 500,427	**$ 516,410**
Percentage Change	-3.9%	-4.1%	-4.4%	-4.5%	**-4.6%**
Economic Value of Equity - -200 basis point shock	$ 427,204	$ 440,734	$ 465,321	$ 479,951	**$ 492,218**
Percentage Change	-8.6%	-7.7%	-7.7%	-8.4%	**-9.1%**

Source: FTN Quarterly IRR Report

Acquisition Strategy & History

- Significant Due Diligence precedes any Offer to Acquire
- Accretive Transactions are always the Goal
- Acquisition #1 (F&T completed on August 31, 2008)
  - System conversion successfully completed one week after close
  - Targeted expense savings achieved in methodical and thoughtful manner, without disrupting relationships with customers
  - Contributions from key F&T employees have been meaningful to relationship growth
- Acquisition #2 Potential Acquisition of Alliance Bankshares announced July, 2011. Discontinued November, 2011.

Experienced Management Team

Ronald D. Paul, Chairman, President and CEO

Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief Executive Officer since the organization of the Company. He also has served as Chairman of the Board of Directors of the Bank since the organization of the Bank. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Paul is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and management for office and multi-family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 1997, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation, Inc. Mr. Paul has been named "Washingtonian of the Year" by *Washingtonian* magazine and in 2009 was named the "Greater Washington Entrepreneur of the Year" by Ernst & Young.

Robert P. Pincus, Vice Chairman of the Board of Directors of Eagle Bancorp, Inc. and EagleBank

Prior to joining the Company in August 2008 upon the acquisition of Fidelity & Trust Financial Corporation ("Fidelity") and its wholly owned subsidiary, Fidelity & Trust Bank ("F&T Bank"), Mr. Pincus served as Non-Executive Chairman of F&T Bank from 2005. He was Chairman of the Board of BB&T, DC Metro Region and was Regional President from 1998 to 2002. From 1991 to 1998, Mr. Pincus was President and Chief Executive Officer of Franklin National Bank of Washington, D.C. From 1986 to 1991, he was the Regional President of the DC metropolitan region of Sovran Bank. From 1971 to 1986, Mr. Pincus was with DC National Bancorp, Inc., where he eventually served as President and Chief Executive Officer, prior to its merger with Sovran Bank. Mr. Pincus also serves as Chairman of the Board of Blackstreet Capital Partners, L.P. and Chairman of Milestone Merchant Partners, LLC. He is a Trustee of the University of Maryland Foundation, Inc. and is a member of the board of directors of Comstock Homebuilding Companies, Inc.

Experienced Management Team

Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank

Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms. Riel has been with the bank for 13 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution's acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry.

Michael T. Flynn, EVP, Chief Operating Officer of Eagle Bancorp, Inc.

Mr. Flynn has been with EagleBank for 7 years and has served as Chief Operating Officer of Eagle Bancorp, Inc, since June 2006. He has over 39 years of experience in the banking industry in the Washington, D.C. and Maryland region. Prior to joining EagleBank, he was the Washington region executive for Mercantile Bankshares Corporation. He previously was the Director of Strategic Planning for Allfirst Financial, Inc., and prior to that, held several executive level positions for Bank of America and predecessor companies. Mr. Flynn is a Director of the Workforce Investment Council of the District of Columbia.

Thomas D. Murphy, President, Community Banking Division

Mr. Murphy is one of the founding officers of EagleBank and has been with the bank for 13years and has served as President – Community Banking Division of the Bank since October, 2010. He served at Allegiance Bank from September 1994, including as Executive Vice President and Chief Operating Officer from December 1995 until November 1997. Prior to his service at Allegiance, he held the same position at First Montgomery Bank from August 1991 until its acquisition by Sandy Spring National Bank of Maryland in December 1993, and was a Vice President of that organization until September 1994. Mr. Murphy has 38 years of experience in the commercial banking industry. Active in community affairs, he is past president of the Bethesda-Chevy Chase Chamber of Commerce.

Experienced Management Team

AntonioF. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, recently joined EagleBank as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market. Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 28 years of experience in the banking industry in the Washington, DC metropolitan area.

Virginia Navas Heine, EVP, Chief Commercial & Industrial Lending Officer

Ms. Heine, joined EagleBank as Executive Vice President and Chief Commercial & Industrial Lending Officer in 2011. Recently Ms. Heine supervised the Middle Market Groups in the mid-Atlantic region for TD Bank, N.A. She had previously served as Senior VP and Regional Corporate Banking Manager for BB&T for the Washington metropolitan region. Ms. Heine has extensive experience with clients in the Government Contracting industry and managed an industry specialty group at Citizens Bank. Earlier in her career, Ms. Heine held managerial positions in the Corporate Banking groups at Maryland National Bank and The Riggs National Bank.

Janice L. Williams, Esquire, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 8 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Experienced Management Team

James H. Langmead, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank

Mr. Langmead, Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Bank since January 2005, previously served as Chief Financial Officer of Sandy Spring Bank and Sandy Spring Bancorp. Mr. Langmead, a CPA, served in various financial and senior management roles with Sandy Spring Bank from 1992 through 2004. Prior to that time, Mr. Langmead managed the finance group at the Bank of Baltimore.

Laurence E. Bensignor, Esquire, Senior Vice President, Eagle Bancorp, Inc.

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Historical Balance Sheet

(Dollar Values in Thousands)	2009	2010	2011	2012	2013	5 Year Compound Growth Rate	1 Year Growth Rate
Assets							
Cash and Equivalents	$117,687	$58,114	$232,411	$339,334	$306,960	59.4%	(9.5%)
Securities Available for Sale	245,644	237,576	324,053	310,514	389,405	18.2%	25.4%
Total Cash and Securities	363,331	295,690	556,464	649,848	696,365	28.5%	7.2%
Gross Loans HFI	1,399,310	1,675,500	2,056,256	2,493,095	2,945,158	18.4%	18.1%
Loan Loss Reserves	20,619	24,754	29,653	37,492	40,921	17.3%	9.1%
Loans Held for Sale	1,550	80,571	176,826	226,923	42,030	72.9%	(81.5%)
Total Net Loans	1,380,241	1,731,317	2,203,429	2,682,526	2,946,267	18.7%	9.8%
Real Estate Owned	5,106	6,701	3,225	5,299	9,225	59.0%	74.1%
Total Intangibles	4,240	4,035	3,966	3,642	3,276	6.9%	(10.0%)
Total Servicing Rights	139	153	179	143	234	4.8%	63.6%
Other Assets	52,447	51,474	63,992	67,983	116,136	21.1%	70.8%
Total Assets	$1,805,504	$2,089,370	$2,831,255	$3,409,441	$3,771,503	20.3%	10.6%
Liabilities							
Deposits	$1,460,274	$1,726,798	$2,392,095	$2,897,222	$3,225,414	23.4%	11.3%
FHLB Borrowings	50,000	40,000	40,000	30,000	30,000	(22.2%)	0.0%
Repurchase Agreements	90,790	97,584	103,362	101,338	80,471	(4.0%)	(20.6%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	(5.2%)	0.0%
Other Liabilities	6,819	10,972	19,787	21,605	32,455	28.9%	50.2%
Total Liabilities	1,617,183	1,884,654	2,564,544	3,059,465	3,377,640	20.1%	10.4%
Equity							
Preferred Equity	22,612	22,582	56,600	56,600	56,600	9.3%	0.0%
Common Equity	163,376	180,076	205,236	287,911	340,582	26.8%	18.3%
Net Unrealized Gain (Loss)	2,333	2,058	4,875	5,465	(3,319)	(207.1%)	(160.7%)
Total Stockholders Equity	188,321	204,716	266,711	349,976	393,863	22.6%	12.5%
Total Liabilities and Equity	$1,805,504	$2,089,370	$2,831,255	$3,409,441	$3,771,503	20.3%	10.6%
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	77.50	80.19	72.63	73.12	78.09		
Loans/ Deposits	95.83	97.03	85.96	86.05	91.31		
Reserves/ Loans	1.47	1.48	1.44	1.50	1.39		
Annualized Growth Rates (%)							
Asset Growth Rate	20.62	15.72	35.51	20.42	10.62		
Gross Loans HFI	10.56	19.74	22.72	21.24	18.13		
Deposit Growth Rate	29.30	18.25	38.53	21.12	11.33		

Historical Quarterly Balance Sheet

(Dollar Values in Thousands)	Sep 2012	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Growth Rate 2Q2014 vs 2Q2013	Growth Rate 2Q2014 vs 1Q2014
Assets										
Cash and Equivalents (1)	$57,705	$339,334	$270,891	$191,248	$220,379	$306,960	$230,951	$115,482	(39.6%)	(50.0%)
Securities Available for Sale	308,394	310,514	329,585	346,999	367,076	389,405	398,389	389,616	12.3%	(2.2%)
Total Cash and Securities	366,099	649,848	600,476	538,247	587,455	696,365	629,340	505,098	(6.2%)	(19.7%)
Gross Loans HFI	2,397,669	2,493,095	2,548,024	2,691,358	2,796,840	2,945,158	3,063,975	3,279,429	21.9%	7.0%
Loan Loss Reserves	35,582	37,492	38,811	39,640	39,687	40,921	42,018	43,552	9.9%	3.7%
Loans Held for Sale	171,241	226,923	132,698	104,767	39,206	42,030	21,862	35,411	(66.2%)	62.0%
Total Net Loans	2,533,328	2,682,526	2,641,911	2,756,485	2,796,359	2,946,267	3,043,819	3,271,288	18.7%	7.5%
Real Estate Owned	4,923	5,299	9,199	12,213	11,285	9,225	8,809	8,843	(27.6%)	0.4%
Total Intangibles	3,743	3,642	3,547	3,457	3,367	3,276	3,196	3,118	(9.8%)	(2.4%)
Total Servicing Rights	152	143	112	233	230	234	286	261	12.0%	(8.7%)
Other Assets	67,943	67,983	69,620	99,933	106,232	116,136	118,502	125,836	25.9%	6.2%
Total Assets	$2,976,188	$3,409,441	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	14.8%	2.9%
Liabilities										
Deposits (1)	$2,514,989	$2,897,222	$2,812,930	$2,888,236	$2,984,059	$3,225,414	$3,273,689	$3,367,927	16.6%	2.9%
FHLB Borrowings	40,000	30,000	30,000	30,000	30,000	30,000	30,000	30,000	0.0%	0.0%
Repurchase Agreements	75,368	101,338	92,664	97,327	82,266	80,471	66,437	60,646	(37.7%)	(8.7%)
Subordinated Debt	9,300	9,300	9,300	9,300	9,300	9,300	9,300	9,300	0.0%	0.0%
Other Liabilities	12,132	21,605	18,119	16,315	17,203	32,455	14,144	19,750	21.1%	39.6%
Total Liabilities	2,651,789	3,059,465	2,963,013	3,041,178	3,122,828	3,377,640	3,393,570	3,487,623	14.7%	2.8%
Equity										
Preferred Equity	56,600	56,600	56,600	56,600	56,600	56,600	56,600	56,600	0.0%	0.0%
Common Equity	261,773	287,911	300,744	313,697	326,863	340,582	354,284	368,383	17.4%	4.0%
Net Unrealized Gain (Loss)	6,026	5,465	4,508	(907)	(1,363)	(3,319)	(502)	1,838	(302.6%)	(466.1%)
Total Stockholders Equity	324,399	349,976	361,852	369,390	382,100	393,863	410,382	426,821	15.5%	4.0%
Total Liabilities and Equity	$2,976,188	$3,409,441	$3,324,865	$3,410,568	$3,504,928	$3,771,503	$3,803,952	$3,914,444	14.8%	2.9%
Balance Sheet Analysis (%)										
Total Gross Loans/ Total Assets	80.56	73.12	76.64	78.91	79.80	78.09	80.55	83.78		
Loans/ Deposits	95.34	86.05	90.58	93.18	93.73	91.31	93.59	97.37		
Reserves/ Loans	1.48	1.50	1.52	1.47	1.42	1.39	1.37	1.33		
Annualized Growth Rates (%)										
Asset Growth Rate	6.81	20.42	(9.92)	0.07	3.72	10.62	3.44	7.58		
Gross Loans HFI	22.08	21.24	8.81	15.90	16.20	18.13	16.14	22.70		
Deposit Growth Rate	6.83	21.12	(11.64)	(0.62)	3.99	11.33	5.99	8.84		

(1) Please refer to the GAAP reconciliation and footnotes in the appendices on pages 56-57.

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2009	2010	2011	2012	2013	1 Year Growth Rate
Total Interest Income	$ 84,338	$ 96,658	$ 119,124	$ 141,943	$ 157,294	10.8%
Total Interest Expense	24,809	19,832	20,077	14,414	12,504	(13.3%)
Net Interest Income	59,529	76,826	99,047	127,529	144,790	13.5%
Loan Loss Provision	7,669	9,308	10,983	16,190	9,602	(40.7%)
Service Charges on Deposits	2,898	3,068	3,318	3,937	4,607	17.0%
Gain/Loss on Sale of Loans	1,054	2,836	6,057	13,942	14,578	4.6%
Gain/Loss on Sale of Securities	1,538	1,330	1,445	161	19	(88.2%)
BOLI Revenue	463	430	401	392	720	83.7%
Other Noninterest Income	1,344	1,578	2,280	2,932	4,792	63.4%
Total Noninterest Income	7,297	9,242	13,501	21,364	24,716	15.7%
Salaries and Employee Benefits	20,889	25,511	34,518	43,684	47,481	8.7%
Premises and Equipment Expenses	7,343	8,460	8,371	10,218	11,923	16.7%
Marketing and Advertising	1,099	1,058	1,626	1,759	1,686	(4.2%)
Data Processing	2,356	2,629	3,554	4,415	5,903	33.7%
Legal, Accounting and Professional Fees	2,731	2,987	3,974	4,253	3,449	(18.9%)
FDIC Insurance	2,743	2,692	2,195	2,089	2,263	8.3%
Other Noninterest Expenses	5,612	7,668	9,038	10,113	11,874	17.4%
Total Noninterest Expense	42,773	51,005	63,276	76,531	84,579	10.5%
Net Income Before taxes	16,384	25,755	38,289	56,172	75,325	34.1%
Income taxes	5,965	9,098	13,731	20,883	28,318	35.6%
Net Income	10,419	16,657	24,558	35,289	47,007	33.2%
Preferred Dividends	2,307	1,299	1,511	566	566	0.0%
Net Income Available to Common	$ 8,112	$ 15,358	$ 23,047	$ 34,723	$ 46,441	33.7%
Earnings per Share - Diluted	$ 0.50	$ 0.70	$ 1.04	$ 1.46	$ 1.76	

Historical Quarterly Income Statement

(Dollar Values in Thousands, except per share data)

	Sep 2012	Dec 2012	Mar 2013	Jun 2013	Sep 2013	Dec 2013	Mar 2014	Jun 2014	Growth Rate 2Q2014 vs 2Q2013	Growth Rate 2Q2014 vs 1Q2014
Total Interest Income	$ 36,636	$ 38,164	$ 37,933	$ 37,985	$ 39,724	$ 41,652	$ 42,837	$ 44,759	17.8%	4.5%
Total Interest Expense	3,328	3,427	3,424	3,121	3,021	2,938	2,830	2,739	(12.2%)	(3.2%)
Net Interest Income	33,308	34,737	34,509	34,864	36,703	38,714	40,007	42,020	20.5%	5.0%
Loan Loss Provision	3,638	4,139	3,365	2,357	1,372	2,508	1,934	3,134	33.0%	62.0%
Service Charges on Deposits	988	1,035	1,285	951	1,115	1,256	1,192	1,219	28.2%	2.3%
Gain/Loss on Sale of Loans	3,144	4,075	5,649	4,768	2,938	1,223	1,843	1,021	(78.6%)	(44.6%)
Gain/Loss on Sale of Securities	(65)	(75)	23	-	-	(4)	8	2		(75.0%)
BOLI Revenue	100	98	94	95	231	300	314	310	226.3%	(1.3%)
Other Noninterest Income	684	927	1,060	1,251	952	1,529	1,106	1,259	0.6%	13.8%
Total Noninterest Income	4,851	6,060	8,111	7,065	5,236	4,304	4,463	3,811	(46.1%)	(14.6%)
Salaries and Employee Benefits	10,807	12,164	11,200	11,335	12,187	12,759	13,608	13,015	14.8%	(4.4%)
Premises and Equipment Expenses	2,562	2,677	2,800	2,927	3,222	2,974	3,089	3,107	6.1%	0.6%
Marketing and Advertising	497	419	347	394	426	519	462	415	5.3%	(10.2%)
Data Processing	1,066	1,142	1,539	1,531	1,386	1,447	1,588	1,432	(6.5%)	(9.8%)
Legal, Accounting and Professional Fees	1,073	938	893	709	984	863	974	799	12.7%	(18.0%)
FDIC Insurance	485	536	582	614	584	483	544	563	(8.3%)	3.5%
Other Noninterest Expenses	2,617	2,449	3,336	3,175	2,884	2,479	2,833	2,804	(11.7%)	(1.0%)
Total Noninterest Expense	19,107	20,325	20,697	20,685	21,673	21,524	23,098	22,135	7.0%	(4.2%)
Net Income Before taxes	15,414	16,333	18,558	18,887	18,894	18,986	19,438	20,562	8.9%	5.8%
Income taxes	5,739	6,135	6,986	7,212	7,137	6,983	6,939	7,618	5.6%	9.8%
Net Income	9,675	10,198	11,572	11,675	11,757	12,003	12,499	12,944	10.9%	3.6%
Preferred Dividends	142	141	141	142	142	141	141	142	0.0%	0.7%
Net Income Available to Common	$ 9,533	$ 10,057	$ 11,431	$ 11,533	$ 11,615	$ 11,862	$ 12,358	$ 12,802	11.0%	3.6%
Earnings per Share - Diluted	$ 0.40	$ 0.39	$ 0.44	$ 0.44	$ 0.44	$ 0.45	$ 0.47	$ 0.48		

GAAP Reconciliation

GAAP Reconciliation (Unaudited)
(dollars in thousands except per share data)

	Six Months Ended June 30, 2014	Twelve Months Ended December 31, 2013	Six Months Ended June 30, 2013
Common shareholders' equity	$ 370,221	$ 337,263	$ 312,790
Less: Intangible assets	(3,379)	(3,510)	(3,690)
Tangible common equity	$ 366,842	$ 333,753	$ 309,100
Book value per common share	$ 14.25	$ 13.03	$ 12.14
Less: Intangible book value per common share	(0.13)	(0.14)	(0.14)
Tangible book value per common share	$ 14.12	$ 12.89	$ 12.00
Total assets	$ 3,914,444	$ 3,771,503	$ 3,410,568
Less: Intangible assets	(3,379)	(3,510)	(3,690)
Tangible assets	$ 3,911,065	$ 3,767,993	$ 3,406,878
Tangible common equity ratio	9.38%	8.86%	9.07%

GAAP Reconciliation Footnotes

(1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios.

Notice to Virginia Heritage Shareholders

Notice to Virginia Heritage Shareholders

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed acquisition of Virginia Heritage by the Company, the Company filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which contains a proxy statement of Virginia Heritage and a prospectus of the Company (collectively, the "proxy statement/prospectus"). As of the date of this press release, the Registration Statement has not been declared effective by the SEC.

SHAREHOLDERS OF VIRGINIA HERITAGE ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF VIRGINIA HERITAGE BY THE COMPANY. Investors and security holders will able to obtain the definitive proxy statement/prospectus and the other documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by the Company are available free of charge by (1) accessing the Company's website at www.eaglebankcorp.com under the "Investor Relations" link and then under the heading "SEC Filings," (2) writing the Company at 7830 Old Georgetown Road, Third Floor, Bethesda, Maryland 20814, Attention: Jane Cornett or (3) writing Virginia Heritage at 8245 Boone Boulevard, Suite 820, Tysons Corner, Virginia 22182, Attention: Charles C. Brockett.

The directors, executive officers and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of Virginia Heritage. Information about the directors and executive officers of the Company is included in the proxy statement for its 2014 annual meeting of the Company's shareholders, which was filed with the SEC on April 1, 2014. The directors, executive officers and certain other members of management and employees of Virginia Heritage may also be deemed to be participants in the solicitation of proxies in favor of the proposed acquisition from the shareholders of Virginia Heritage. Information about the directors and executive officers of Virginia Heritage will be included in the definitive proxy statement/prospectus for the proposed acquisition of Virginia Heritage. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement/prospectus regarding the proposed acquisition. You may obtain free copies of this document as described in the preceding paragraph.